SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 11, 2002
                Date of Report (Date of earliest event reported)


                         STRATFORD AMERICAN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          ARIZONA                    000-17078                   86-0608035
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


   2400 E. ARIZONA BILTMORE CIRCLE,
        BUILDING 2, SUITE 1270,
           PHOENIX, ARIZONA                                         85016
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (602) 956-7809


  Former Name or Former Address, if Changed Since Last Report: NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 11, 2002, Stratford American Corporation (the "Company"), along with other investors, completed the purchase of the property located at 20225 North Scottsdale Road, Scottsdale, Arizona (the "Property") for $24,988,080. The purchase was pursuant to the Purchase and Sale Agreement, dated July 17, 2002, by and between Opus West Corporation, a Minnesota corporation, and the Company (the "Purchase and Sale Agreement"). The Property, after being purchased by the Company and the other investors, was immediately conveyed to Scottsdale Thompson Peak, LLC, a newly formed Arizona limited liability company (the "LLC"). The Company owns 80% of the membership interests in, and is the manager of, the LLC. The Company contributed $750,000 in cash and its 80% undivided interest in the Property in return for its 80% membership interest in the LLC, and other investors contributed $187,500 in cash and their 20% undivided interest in the Property in return for the remaining 20% of the membership interests in the LLC. The Company's cash contribution of $750,000 came from company cash of $250,000 and the proceeds of the sale by the Company of 2,000,000 shares of Company common stock for $500,000 to certain of the other investors. The LLC funded the purchase of the Real Property through a combination of the cash contributions described above and loans obtained by the LLC in the aggregate amount of $24,300,000. The $20,000,000 loan is financed with a 5.9% interest rate, 22 year straight-line amortization note, guranteed by Scottsdale Thompson Peak, LLC. The $2,500,000 loan is financed with a 6% interest rate, interest only note, for period of two years and is guranteed 50% by JDMD Investments, LLC and 50% by Diamond Ventures, Inc. The $1,800,000 loan is financed with a 10% interest rate note, interest only, for a period of two years and is guranteed by Scottsdale Thompson Peak, LLC. The purchase price for the Property was based on negotiations between a shareholder of the Company and Opus West Corporation. The Company also issued a total of 1,200,00 shares of its common stock to a major shareholder of the Company for its agreement to gurantee payment of non-recourse exceptions or carve outs on the first mortgage, the guranty of 50% of a $2.5 million bank loan, the assignment of all its interests in finding and negotiating the purchase of the Property, and the mortgage loan and other financing involved.

The foregoing description is qualified in its entirety by the Purchase and Sale Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2, and the Letter Agreement between Stratford American Corporation, JDMD Investments, L.L.C., Diamond Ventures, Inc., Golden Gate Apartments, Ltd., L.P., Auriga Properties, Inc., DRD-97 Trust and David Goldstein, dated September 27, 2002 (incorporated herein, and to the exhibits hereto, by reference to Exhibit 10.2 of the Company's Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2002).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The financial statements required to be filed pursuant to Item 7(a) are not included in this Current Report on Form 8-K. Such financial statements will be filed on or before February 24, 2003.

     (b) PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required to be filed pursuant to Item 7(b) is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed on or before February 24, 2003.

     (c) EXHIBITS

2.1  --   Purchase and Sale Agreement, dated July 17, 2002, by and between Opus
          West Corporation, a Minnesota corporation, and Stratford American Corporation
10.1 -- Letter Agreement between Stratford American Corporation, JDMD Investments, L.L.C., Diamond Ventures, Inc., Golden Gate Apartments, Ltd., L.P., Auriga Properties, Inc., DRD-97 Trust and David Goldstein, dated September 27, 2002 (incorporated herein by reference to Exhibit
          10.2 of the Company's Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2002)
99.1 --   Press Release dated December 11, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 26, 2002.

                                        STRATFORD AMERICAN CORPORATION


                                        By: /s/ Daniel E. Matthews
                                            ------------------------------------
                                            Daniel E. Matthews, Controller,
                                            Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibits 2.1 and 99.1 are originally filed with this report. The Company hereby incorporates Exhibit 10.1 by reference pursuant to Rule 12b-32 which was filed as Exhibit 10.2 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2002.

Exhibit No.                         Description
-----------                         -----------
   2.1 Purchase and Sale Agreement, dated July 17, 2002, by and between Opus West Corporation, a Minnesota corporation, and Stratford American Corporation

  10.1 Letter Agreement between Stratford American Corporation, JDMD Investments, L.L.C., Diamond Ventures, Inc., Golden Gate Apartments, Ltd., L.P., Auriga Properties, Inc., DRD-97 Trust and David Goldstein, dated September 27, 2002 (incorporated herein by reference to Exhibit 10.2 of the Company's Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2002)

  99.1              Press Release dated December 11, 2002